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                                                                    EXHIBIT 99.1

[APSERVICES LLC LETTERHEAD]



June 30, 2003



Board of Directors
Champion Enterprises, Inc.
2701 Cambridge Court, Suite 300
Auburn Hills, MI  48326

Re: Interim Management Services

Gentlemen:

This letter outlines the understanding between AP Services, LLC, a Michigan limited liability company ("APS"), and Champion Enterprises, Inc. (the "Company"), for the engagement of APS to provide certain temporary employees to the Company to provide interim management as described below. Generally, the engagement of APS, including any APS employees who serve in executive officer positions, shall be under the approval and supervision of the board of directors of the Company.

APS will provide Albert A. Koch and, if it is later determined to be necessary or desirable, other individuals from APS, herein referred to as the "Temporary Staff," subject to the terms and conditions of this letter, with the titles, pay rates, and other descriptions set forth herein and on Exhibit A.

APS will provide Al Koch to serve as the Company's chairman of the board and interim president and chief executive officer, reporting to the Company's board of directors. Additionally, Al Koch shall become a director of the Company, filling a vacancy to be created, and will serve until the Company's next regular election of directors. If Mr. Koch is still providing services to the Company under this letter agreement when his term as an appointed director ends, and if the Board so determines, it is expected that Mr. Koch will stand for re-election as a director.

APS shall be compensated for its services under this letter agreement at 80% of its regular hourly rates, which are set forth below:

                  Principals                                    $540 - $670
                  Senior Associates                             $430 - $495
                  Associates                                    $300 - $390
                  Consultants                                   $225 - $280


Al Koch's regular rate is $670 per hour; accordingly, he will be billed to the Company at $536 per hour, subject to an offset for the monthly salary directly paid to Mr. Koch by the Company,



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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 2


as more fully described below. Additional Temporary Staff, if any, will also be billed at 80% of their regular rates. APS revises its billing rates effective January 1 of each year. APS' billing rates applicable under this letter agreement will not be in excess of those APS offers generally to its other current and potential clients.

We will keep you informed as to our staffing and will not add additional Temporary Staff to the assignment without first consulting with you to obtain your concurrence that such additional resources are required and do not duplicate the activities of other employees or professionals. Inasmuch as Al Koch will be serving as the interim chief executive officer, any financial or other business dealings between AP Services, LLC and/or AlixPartners, LLC will be presented to, and approved by, the Board's Audit and Financial Resources Committee or any other committee of the Board composed of disinterested directors.

We will commence this engagement on or about June 30, 2003, provided we have received a signed engagement letter. We will require a retainer of $250,000; however, any retainer paid to AlixPartners LLC shall reduce the required retainer for APS dollar for dollar. Time incurred in preparation for this engagement, beginning on or after June 23, 2003, will also be billed to the Company.

The Company will grant to Mr. Koch non-qualified options under the Company's 1995 Stock Option and Incentive Plan (as amended and restated) (the "1995 Plan") to purchase 125,000 shares of the Company's common stock. The grant will be at an exercise price not to exceed the Fair Market Value of the common shares on the Grant Date (as those terms are defined in the 1995 Plan). The grant will be pursuant to a Stock Option Agreement in a form presently in use for executive officers of the Company.

The options will be subject to the provisions of the 1995 Plan and to the following additional terms and restrictions.

o If, before April 1, 2004, Koch resigns as president and chief executive officer of the Company without the consent of the board of directors, then he will forfeit all such options and the options will be cancelled.

o If, after April 1, 2004 but before July 1, 2004, Koch resigns as president and chief executive officer of the Company without the consent of the board of directors, then Koch will forfeit options for 50% of the 125,000 shares of stock and those options will be cancelled.


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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 3


o If the board of directors terminates Koch's employment as president and chief executive officer of the Company for Cause, then Koch will forfeit options for all 125,000 shares of stock and the options will be cancelled.

o If (a) (i) the board of directors terminates Koch's employment as president and chief executive officer of the Company other than for Cause as defined herein; (ii) Koch resigns from the offices of president and chief executive officer of the Company with the consent of the board of directors; or (iii) Koch remains in the offices of president and chief executive officer of the Company until July 1, 2004; and (b) none of the events above that would result in forfeiture and canceling of any options has by then occurred, then all options for all 125,000 shares shall vest.

o Koch may, after Koch's termination date as president and chief executive officer of the Company, exercise such options as have by then vested, provided that Koch may exercise no more than the following percentage of all options having by then vested as of the following times.



     TIME SINCE TERMINATION                                              PERCENTAGE OF ALL OPTIONS
     ----------------------                                                HAVING BY THEN VESTED
                                                                           ---------------------
     At least six months, but less than one year.                                   50%
     At least one year, but les than 1 1/2 years                                    75%
     1 1/2 years or more                                                            100%


o Subject to the other provisions of this letter agreement, the time during which the options may be exercised will be the five years after the Grant Date.

o The authorization, grant, forfeiture, and exercise of all options is subject to applicable securities and other law.


"Cause" means the following things.



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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 4

          (a) Koch's failure or refusal to materially perform his duties and responsibilities, or the failure of Koch to devote substantially all of his business time and attention exclusively to the business and affairs of the Company;

          (b) The willful misappropriation of the funds or property of the Company;

          (c) Use of alcohol, to the extent that such use interferes with the performance of Koch's obligations under this letter agreement, continuing after written warning, or any use of illegal drugs, with or without previous warning;

          (d) Conviction of a felony or of any crime involving moral turpitude, dishonesty, theft, unethical or unlawful conduct; or

          (e) The commission by Koch of any willful or intentional act that could reasonably be expected to injure the reputation, business, or business relationships of the Company, or that may tend to bring Koch or the Company into disrepute, or the commission of any act that is a breach of Koch's fiduciary duties to the Company.


After Koch is no longer the president and chief executive officer of the Company, it is expected that he will remain indefinitely serving at the pleasure of the Board and the Company's shareholders, as a director of the Company. When that change in role occurs, APS no longer will be compensated for Koch's time. Instead, compensation going forward will be similar to that of the other directors with appropriate adjustment to the extent that duties and responsibilities warrant such changes.

In addition to the fees set forth above, the Company shall pay directly, or reimburse APS upon receipt of periodic billings, for all reasonable out-of-pocket expenses incurred in connection with this assignment such as travel, lodging, postage, and a communication charge that is calculated at $4 per billable hour of time worked on behalf of the Company.

The parties intend that an independent contractor relationship will be created by this letter agreement. As an independent contractor, APS will have complete and exclusive charge of the management and operation of its business, including hiring and paying the wages and other compensation of all its employees and agents, and paying all bills, expenses and other charges incurred or payable with respect to the operation of its business. Of course, as an independent contractor, neither the Temporary Staff nor APS will be entitled to receive from the Company any vacation pay, sick leave, retirement, pension, or social security benefits, workers' compensation, disability, unemployment insurance benefits, or any other employee benefits.

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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 5


APS will be responsible for all employment, withholding, income and other taxes incurred in connection with the operation and conduct of its business. Temporary Staff will not be considered employees of the Company, except that Al Koch will become an employee of the Company as described below. APS consents to such employment by the Company of Koch.

As an employee of the Company, Koch will serve at the pleasure of the Company's board of directors, in accordance with the Company's rules and regulations for executive employees. Either the Company or Koch may terminate the employment relationship at any time. The Company's board of directors will control, supervise, and specify the scope, subject matter, and means of accomplishment of Koch's duties. As part of his duties, Koch shall have the right to hire and terminate other employees. The Company will provide to Koch office space, computing resources, telecommunications equipment and access, and other office support equipment and services similar to those provided to other executive officers of the Company. Subject to any pre-established length-of-service and waiting period requirements, Koch will be eligible for the Company's fringe benefits and employee benefit plans afforded to the Company's full-time executive employees, according to the terms of those plans and arrangements. Koch's salary will be $5,000 per month, which shall offset the hourly fee paid to APS by the Company under this letter agreement. Koch's salary from the Company shall be payable on the same schedule upon which other officers of the Company are paid. It is intended that Koch will be an "employee" of the Company within the definition contemplated by Section 3401(c) of the Internal Revenue Code of 1986, as amended.

APS agrees to keep confidential all information obtained from the Company. APS agrees that neither it nor its directors, officers, principals, employees, agents or attorneys will disclose to any other person or entity, or use for any purpose other than specified herein, any information pertaining to the Company or any affiliate thereof which is either non-public, confidential or proprietary in nature ("Information") that it obtains or is given access to during the performance of the services provided hereunder. The foregoing is not to be construed as prohibiting APS or the Temporary Staff from disclosure pursuant to a valid subpoena or court order, but neither APS nor such Temporary Staff will encourage, suggest, invite or request, or assist in securing, any such subpoena or court order, and APS shall immediately give notice of any such subpoena or court order by fax transmission to the Company. APS may make reasonable disclosures of Information to third parties in connection with their performance of their obligations and assignments hereunder. In addition, APS will have the right to disclose to others in the normal course of business that the Company has retained its services.


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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 6


Information includes, but is not limited to, data, plans, reports, schedules, drawings, accounts, records, calculations, specifications, flow sheets, computer programs, source or object codes, results, models, or any work product relating to the business of the Company, its subsidiaries, distributors, affiliates, vendors, customers, employees, contractors, and consultants.

The Company acknowledges that all advice (written or oral) given by APS or the Temporary Staff to the Company in connection with APS' engagement is intended solely for the benefit and use of the Company (limited to its management and board of directors) in considering the services to which it relates. Such advice will be considered Work Product and will be subject to the restrictions on disclosure contained below.

The confidentiality provisions of this agreement will survive the termination of the engagement.

Company shall own and retain all right, title, and interest in and to all of the work product AlixPartners produces or has produced in connection with, or related to, its performance under this agreement (collectively, the "Work Product"). The Work Product includes, without limitation:

(i) Patents, patent applications, copyrights, trademarks, trade secrets, and other intellectual property rights;

(ii) Works of authorship (which shall be considered "works made for hire" under relevant copyright law); and

(iii)    Methodologies, processes, techniques, ideas, concepts, and know-how.

APS hereby transfers and assigns (and will cause the Temporary Staff to transfer and assign) to the Company all right, title, and interest in the Work Product. APS will (and will cause the Temporary Staff to) execute and deliver all documents and perform all acts that the Company reasonably deems necessary to perfect the Company's rights in the Work Product.

When disclosing any Work Product to any third party, the Company shall not, without APS' prior consent (which shall not be unreasonably withheld), identify APS as the source of, or a contributor to, such Work Product unless so required by a rule of law.


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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 7


The Company hereby grants to APS a limited, non-exclusive license to use such of the Work Product as constitute generic templates and plans with application to business enterprises generally, except that:

(i)      No such Work Product may contain any Information;

(ii)     No such Work Product may identify the Company in any way; and

(ii) APS may not use any Work Product for or on behalf of any competitor of the Company or for any purpose that would constitute or aid competition with the Company or adversely affect the Company's reputation or interests.

APS owns, and will continue to own (and the Work Product will not include), any methodologies, processes techniques, ideas, concepts and know-how APS supplies in connection with this agreement and developed independently of its performance in connection with this agreement and without reference to any Information ("APS' IP"), except that the Company will have a perpetual, non-exclusive, worldwide, royalty-free license to use and have used for the Company's own business purposes such of the APS' IP as is incorporated into any Work Product.

The Company acknowledges that it is retaining the Temporary Staff purely to assist the Company and its board of directors in the management of the Company. This engagement shall not constitute an audit, review or compilation, or any other type of financial statement reporting or consulting engagement that is subject to the rules of the AICPA, the SSCS, or other such state and national professional bodies.

In engagements of this nature, it is our practice to receive indemnification. Accordingly, in consideration of our agreement to act on your behalf in connection with this engagement, you will indemnify, hold harmless, and defend us (including our principals, employees, Temporary Staff and agents) from and against all third-party claims, liabilities, losses, damages and reasonable expenses as they are incurred, including reasonable legal fees and disbursements of counsel, and the costs of our professional time (our professional time will be reimbursed at our actual direct costs without overhead allocation when such future time is required) (collectively, "Losses"), relating to or arising out of the engagement, including any legal proceeding in which we may be required, or agree, to participate, but in which we are not a party. We, our principals, employees, Temporary Staff and agents may, but are not required to, engage a single firm of separate counsel of our choice at our cost in connection with any of the matters to which this


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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 8

indemnification agreement relates. This indemnification agreement does not apply to Losses resulting from actions taken or omitted to be taken by us in bad faith, our gross negligence, or our willful misconduct.

In addition to the above indemnification, APS employees serving as officers of the Company will be entitled to the benefit of the most favorable indemnities provided by the Company to its officers and directors, whether under the Company's by-laws, certificates of incorporation, by contract or otherwise. In the event that other APS employees become officers of the Company, such individuals will be entitled to the same benefit.

The Company will use commercially reasonable efforts to specifically include and cover Albert A. Koch and other Temporary Staff serving as officers of the Company under the Company's policy for directors' and officers' ("D&O") insurance. In the event that the Company is unable to include APS appointees under the Company's policy or does not have first dollar coverage as outlined in the preceding paragraph in effect for at least $10 million, (e.g., such policy is not reserved based on actions that have been or are expected to be filed against officers and directors alleging prior acts that may give rise to a claim), APS may attempt to purchase a separate D&O policy that will cover its employees and agents only and, provided that the Company determines (which determination will not be unreasonably withheld) that the cost of such coverage is reasonable, the Company shall reimburse APS for such coverage as an out of pocket cash expense. If APS is unable to obtain such D&O insurance or if the Company deems the cost of such insurance unreasonable, APS may terminate this letter agreement.

APS' engagement to provide Temporary Staff hereunder may be terminated at any time by written notice by one party to the other; provided, however, that, notwithstanding such termination, APS will be entitled to any fees and expenses due for performance up to the effective date of termination and Mr. Koch's options described above will vest or be forfeited according to their terms as described.

This letter agreement will be governed by and construed in accordance with the laws of the State of Michigan with respect to contracts made and to be performed entirely therein and without regard to choice of law or principles thereof.

If we and the Company have any dispute arising between us, including any dispute with respect to this letter agreement, its interpretation, performance or breach, and are unable to agree on a mutually satisfactory resolution with 30 days, either party may require the matter to be settled by binding arbitration. If such arbitration occurs, it will take place in the city of Southfield,





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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 9



Michigan. We will attempt for two weeks to agree on a single arbitrator. If that effort fails, each party will appoint one arbitrator. The two arbitrators so chosen shall attempt for two weeks to select a third. If they are unable to agree, the American Arbitration Association in Southfield will choose the third. The arbitration will be governed by the rules and procedures of the American Arbitration Association. The decision of the arbitrator(s) shall be final, binding and non-appealable and may be entered in, and enforced by, any court of competent jurisdiction.

To the best of our knowledge, APS, its employees, and its affiliates(1) do not have any financial interest or business connection with the Company other than as contemplated by this letter agreement and we know of no fact or situation that would represent a conflict of interest for us with regard to the Company. However, we have not completed a thorough check of the parties in interest with regard to the Company. Upon receiving the information from the Company with respect to the parties in interest, APS will promptly complete a search of its relationships and will notify you of any connections APS may have with such parties in interest.

Al Koch is aware of Company stock ownership guidelines for directors of the Company and intends to undertake to personally acquire at least the number of shares set forth in those guidelines. Koch will clear any such purchases with the Company's general counsel to assure that open market purchase is not precluded and, after making such stock acquisitions, Koch will report them as required by law or regulation to the U.S. Securities and Exchange Commission.

Except as specifically agreed with Al Koch personally in connection with his options, or in connection with purchases by Koch of the Company's stock to meet stock ownership requirements or guidelines for directors and/or officers of the Company, neither APS nor any of its affiliates will, during the term of the engagement under this agreement or for a year thereafter, purchase any of the common stock of the Company or any security convertible into or exchangeable for the common stock of the Company in open market transactions, privately negotiated transactions, or otherwise. The term "affiliates" has the meaning ascribed to it in the context of the securities laws of the United States.

While we are not currently aware of any relationships that connect us to any party in interest, because APS and its affiliates serve clients on a national basis in numerous cases, both in and

--------
(1) APS is a company that provides temporary employees. Affiliates of APS include AlixPartners, LLC, AlixPartners Ltd., AlixPartners GmbH and AlixPartners S.r.l., which are financial advisory and consulting firms, The System Advisory Group, providing information technology services, Partnership Services, LLC, a company that provides temporary employees, and the Questor funds, which are private equity funds that invest in special situations and under-performing companies.


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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 10


out of court, it is possible that APS or its affiliates may have rendered services to, or have business associations with, other entities which had, or have, relationships with the Company, including creditors of the Company. APS and affiliates have not, and will not perform services for, or have business connections with, any of these aforementioned entities in this matter involving the Company.

The Company will promptly notify APS if it extends (or solicits the possible interest in receiving) an offer of employment to an employee of APS and will pay APS a cash fee, upon hiring, equal to 50% of the aggregate first year's annualized compensation, including any other compensation, to be paid to any person working for the Company on behalf of APS that the Company or any of its subsidiaries or affiliates hires at any time up to two years subsequent to the date APS no longer provides services to the Company under this letter agreement. This agreement does not prohibit the Company from making general solicitations for employment or from soliciting for employment any individuals who have ceased to be employees or agents of APS prior to such solicitation.

If any portion of the letter agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible.

All of the above contains the entire understanding of the parties relating to the services to be rendered by APS and may not be amended or modified in any respect except in writing signed by the party to be charged. APS will not be responsible for performing any services of a kind not specifically described in this letter or in a subsequent writing signed by the parties.

All notices required or permitted to be delivered under this letter agreement shall be sent, if to us, to the address set forth at the head of this letter, to the attention of Mr. Melvin R. Christiansen, and if to you, to the address for you set forth above, to the attention of your General Counsel, or to such other name or address as may be given in writing to the other party. All notices under this letter agreement shall be sufficient if delivered by facsimile or overnight mail. Any notice shall be deemed to be given only upon actual receipt.

If these terms meet with your approval, please sign and return the enclosed copy of this proposal.

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Board of Directors
Champion Enterprises, Inc.
June 30, 2003
Page 11



    SIGNATURE PAGE TO LETTER AGREEMENT REGARDING INTERIM MANAGEMENT SERVICES



We look forward to working with you.

Sincerely yours,
(and to evidence the agreement of AP Services, LLC)

AP SERVICES, LLC


/s/ A. A. Koch
------------------------------------
A. A. Koch
Chairman



Acknowledged and Agreed to:
CHAMPION ENTERPRISES, INC.

By:              /s/ John J. Collins, Jr.
                 ----------------------------------------------------

Its:             Senior Vice President, General Counsel and Secretary
                 ----------------------------------------------------

Dated:           June 30, 2003
                 ----------------------------------------------------

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                                AP SERVICES, LLC
                    EMPLOYMENT BY CHAMPION ENTERPRISES, INC.


                                    EXHIBIT A


                               TEMPORARY EMPLOYEES
                  INDIVIDUALS WITH EXECUTIVE OFFICER POSITIONS

             NAME                           DESCRIPTION                  HOURLY             COMMITMENT
                                                                          RATE         FULL(1) OR PART TIME
---------------------------------------------------------------------------------------------------------------
Al Koch                          President, Chairman of the Board,        $536               Full Time
                                 and Chief Executive Officer


                         ADDITIONAL TEMPORARY EMPLOYEES

             NAME                           DESCRIPTION                  HOURLY             COMMITMENT
                                                                          RATE         FULL(1) OR PART TIME
---------------------------------------------------------------------------------------------------------------
None



(1) Full time is defined as substantially full time, which means an average of not less than 35 hours per week during each of the Company's fiscal quarters.